SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2007 (March 14, 2006)

GOLDLEAF FINANCIAL SOLUTIONS, INC.
 (Exact name of registrant as specified in its charter)

Tennessee	000-25959	62-1453841

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9020 Overlook Boulevard, Third Floor, Brentwood, Tennessee 37027

(Address of principal executive offices)

615-221-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 14, 2007, Goldleaf Financial Solutions, Inc. (“Goldleaf”) or (the “Company”) entered into an Asset Purchase Agreement  (the “Agreement”) with Community Banking Systems, Ltd. (“CBS”), SASEL Investments, LLC, Deadhorse Investment, L.P., Sean Pennock, Jeremy Cockrill, and E.L. Shockey (“Shockey”).  Pursuant to the Agreement, the Company agreed to acquire substantially all the assets of CBS associated with its business of providing check imaging, report archival and document imaging systems and related services to financial institutions (the “Acquisition”).  The Acquisition closed simultaneously with the execution of the Agreement.  The purchase price for the Acquisition was composed of (i) $4,650,000, of which $300,000 was escrowed until March 31, 2008, and (ii) an earnout based on the EBITDA of the acquired business over the next two years.  The Agreement contains customary representations, warranties, covenants, and indemnification for breaches of representations and warranties.  The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Unrelated to the acquisition described above, on March 14, 2007 the Compensation Committee (the “Committee”) of the Board of Directors of Goldleaf granted a cash bonus of $125,000 to G. Lynn Boggs, the Company’s Chief Executive Officer.  The Committee also granted a cash bonus of $60,000 to Henry M. Baroco, the Company’s President and Chief Operating Officer, and a cash bonus of $50,000 to J. Scott Craighead, the Company’s Chief Financial Officer.

Item 8.01.  Other Events.

On March 14, 2007, Goldleaf issued a press release announcing the Acquisition.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

	Number	Exhibit

	10.1	Asset Purchase Agreement dated March 14, 2007 by and among Goldleaf Financial Solutions, Inc., Community Banking Systems, Ltd. and certain affiliates of Community Banking Systems, Ltd.

	99.1	Press Release dated March 14, 2007.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDLEAF FINANCIAL SOLUTIONS, INC.

	By:	/s/ J. Scott Craighead

	Name:	J. Scott Craighead
	Title:	Chief Financial Officer

Date: March 19, 2007